EXHIBIT 99.1

CURE Pharmaceutical Announces Rob Davidson as new Chairman of the Board and Appointment of Rob Costantino as Member of the Board and Audit Committee Chairman

Rob Davidson brings a deep understanding of CURE pipeline, provides expertise in continued new product development, patent creation and continuity in non-dilutive on-going deal transactions and years of public company experience.

Rob Costantino brings a unique combination of decades of financial expertise, investing experience and shareholder advocacy, operational experience, and many years of negotiating success in closing multi-billion-dollar total company and asset sales to S&P 500 companies.

OXNARD, Calif. - GlobeNewswire - August 16, 2022 — CURE Pharmaceutical Holding Corp. (OTC: CURR) (“CURE”), a proprietary platform technology company, today announced the appointment of former CEO Rob Davidson to Chairman of the Board of Directors. In addition, the Company announced the appointment of Robert J. Costantino to its board of directors and he has also been appointed as the Chairman of CURE’s Audit Committee. These appointments bring decades of financial experience, as well as continuity that should enhance the company’s shareholder value initiatives and communications.

Rob Davidson was most recently CURE’s Chief Executive Officer from July 2011 to July 2022 and served as Chairman of our Board until January 2019. He continues with the company in the key roles of product development, creating new patents and on-going negotiations of non-dilutive deal transactions. Prior to his role at CURE Pharmaceutical, Robert Davidson served as Chief Executive Officer of InnoZen Inc., Gel Tech LLC, and Bio Delivery Technologies Inc., and has served on multiple corporate boards. Mr. Davidson was responsible for the development of several drug delivery technologies and commercial brand extensions. He has worked with brands such as Zicam, Chloraseptic™, Suppress™, as well as Pediastrip™, a private label electrolyte oral thin film sold in major drug store chains.

“I am elated to be returning as CURE’s Chairman, while concurrently being committed to the development of new and innovative products and continuing to work on additional non-dilutive transactions and other initiatives to enhance shareholder value during this exciting transitional time. I would like our shareholders to take my accepting of the Chairman’s roll as a renewed commitment to the company and its investors and understand that everything we do going forward will have shareholder value as a primary focus. I will be supporting our new management and would like to commend Nancy Duitch and her team for what they have built during these difficult past couple of years, despite limited funding. We were always committed to getting The Sera Labs subsidiary the marketing funds it needed to achieve growth and now the team is poised for success. I am also excited to continue to work with Nancy as CEO to help the holding company add new brands, patents and products,” said Mr. Davidson, newly appointed Chairman of the Board of CURE.

Mr. Costantino is a former senior executive who has served as CEO, COO and CFO of large companies and is a retired CPA. He is currently a financial consultant & Board member of NASDAQ listed PetVivo (PETV), where he is also a member of the Audit & Compensation Committees and a current board member of 4 Yamaha Motor Finance companies.  His most recent executive position was a dual role of Sr EVP – CFO & COO of NASDAQ listed WFS Financial, an automotive/commercial finance company and concurrently as EVP-CFO & COO of NYSE listed Westcorp, an OTS regulated bank. He was responsible for operations and all financial areas including SEC filings, analyst interaction, earnings calls, and treasury of both. Mr. Costantino played a key role in the negotiation and ultimate sale of both companies to Wachovia (Wells Fargo) for $3.9 billion.  Prior to that, he was President & CEO and member of the Board of Mitsubishi Motors Credit of America - an automotive finance company with over $10 billion in assets, where he is credited for taking the company from extreme financial losses to profitability and ultimately negotiating the sale of the company’s assets to Merrill Lynch. Prior to that, he served for 17 years at various escalating management positions of Volvo Cars of North America including the unique experience of being SVP & CFO of both the automotive parent company and the captive finance company.

“I am extremely excited to be joining the Board of Directors of such an innovative company with disruptive technology in the life sciences area and a commitment to continued development of new and innovative products. With the appointment of Rob Davidson as Chairman and continuing pursuit of additional non-dilutive transactions, our board has ensured continuity and enhanced our commitment to shareholder value. Nancy Duitch has positioned The Sera Labs for growth and excellent margins despite previously having very limited marketing funds and has already impressed me in her new role as CEO. Together Rob, Nancy and the Board have reaffirmed their commitment to shareholders and the holding company incubator transition. I look forward to working with them during this exciting period of growth and am committed to enhancing shareholder value added and communication,” said Rob Costantino.

“With our newly appointed and existing board members, I am thrilled with the talent and support we now have as well as the management team we have built to take this company to new heights, which will ultimately increase shareholder value,” said Nancy Duitch, Cure CEO.

About CURE Pharmaceutical Holding Corp.

CURE Pharmaceutical® is a broad platform technology company that develops proprietary drug, nutraceutical and topical delivery systems and currently holds fifteen patents.  The technology offers a number of unique immediate- and controlled-release delivery vehicles designed to improve product efficacy, safety, and patient/consumer experience for a wide range of active ingredients. The Company will continue down the path creating new technology that will be part of its incubator strategy.

About The Sera Labs, Inc.

The Sera Labs, Inc. (“Sera Labs”), a wholly owned subsidiary of CURE, is a trusted leader in the health, wellness, and beauty sectors of innovative products with cutting edge technology. Sera Labs creates high quality products that use science-backed, proprietary formulations. More than 25 products are sold under the brand names Seratopical™, Seratopical Revolution™ SeraLabs™, and Nutri-Strips™. Sera Labs sells its products at affordable prices, making them easily accessible on a global scale. Strategically positioned in the growth market categories of beauty, and health & wellness, Sera Labs products are sold in major national drug, grocery chains, convenience stores and mass retailers. CURE and Sera Labs also sell products under private label to major retailers and multi-level marketers, as well as direct-to-consumer (DTC), via online website orders, including opt-in subscriptions. For more information visit: Seratopicalrevolution.com, Seratopical.com, Seralabshealth.com and follow Sera Labs on Instagram at @seratopical, as well as Twitter and Facebook.

Forward Looking Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the future growth and success of our organization. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expected,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

Contacts

Investor Relations

Hanover International Inc.

(760) 564-7400

investor@curepharma.com

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